UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

For the Year Ended November 30, 2017

Four Corners Capital Management

First Trust

Table of Contents

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Annual Report

November 30, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Macquarie Capital Investment Management LLC (“MCIM”) and/or Four Corners Capital Management, LLC (“Four Corners”) (MCIM and Four Corners collectively, the “Sub-Advisors”), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit https://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at https://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of the relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, Four Corners and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959

(Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of MCIM, Four Corners or the Fund.

Shareholder Letter

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Annual Letter from the Chairman and CEO

November 30, 2017

Dear Shareholders:

Thank you for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first 10 months of the Trump presidency. We believe several factors over the past several months have pointed to an accelerating economy. From November 8, 2016 (Election Day 2016) through November 30, 2017, the S&P 500® Index (the “Index”) posted a total return of 26.49%, according to Bloomberg. In addition, all 11 Index sectors were up on a total return basis. Since the beginning of 2017 through November 30, 2017, the Index has closed its trading sessions at all-time highs on 57 occasions and has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

Halfway through the fourth quarter, monthly data releases show real gross domestic product (“GDP”) growing at an approximate 3% annual rate. If that holds, it would make for three consecutive quarters of growth at 3% or higher. The last time that happened was 2004. While we remain optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments.

We believe that you should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

“AT A GLANCE”

As of November 30, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$12.84
Common Share Net Asset Value (“NAV”)	$13.34
Premium (Discount) to NAV	(3.75)%
Net Assets Applicable to Common Shares	$113,872,228
Current Quarterly Distribution per Common Share(1)	$0.3000
Current Annualized Distribution per Common Share	$1.2000
Current Distribution Rate on Common Share Price(2)	9.35%
Current Distribution Rate on NAV(2)	9.00%

Common Share Price & NAV (weekly closing price)

Performance

		Average Annual Total Return
	1 Year Ended	5 Years Ended	10 Years Ended	Inception (3/25/04)
	11/30/17	11/30/17	11/30/17	to 11/30/17
Fund Performance(3)
NAV	15.39%	5.77%	2.42%	7.71%
Market Value	27.00%	6.44%	2.55%	7.05%
Index Performance
S&P 500® Utilities Total Return Index	25.34%	14.06%	7.01%	10.61%

(1)	Most recent distribution paid or declared through 11/30/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Page 3

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

“AT A GLANCE” (Continued)

As of November 30, 2017 (Unaudited)

Industry Classification	% of Total Investments
Oil, Gas & Consumable Fuels	31.0%
Transportation Infrastructure	15.9
Multi-Utilities	10.8
Media	9.6
Electric Utilities	8.6
Diversified Telecommunication Services	5.9
Gas Utilities	4.8
Independent Power and Renewable Electricity Producers	4.4
Wireless Telecommunication Services	3.6
Water Utilities	2.2
Energy Equipment & Services	1.2
Health Care Providers & Services	1.0
Commercial Services & Supplies	1.0
Total	100.0%

Top 10 Issuers	% of Total Investments
National Grid PLC	5.3%
Enterprise Products Partners, L.P.	4.9
Enbridge, Inc.	4.6
Enav S.p.A.	4.1
Terna Rete Elettrica Nazionale S.p.A	3.6
Buckeye Partners, L.P.	3.6
Pembina Pipeline Corp.	3.5
Sempra Energy	3.4
TransCanada Corp.	3.3
Hopewell Highway Infrastructure, Ltd.	3.1
Total	39.4%

Country	% of Total Investments
United States	47.5%
Canada	13.5
Italy	7.7
United Kingdom	7.5
Australia	5.8
Cayman Islands	4.6
Netherlands	2.8
France	2.5
Germany	2.0
Singapore	2.0
Hong Kong	1.6
Mexico	1.3
Spain	1.2
Total	100.0%

Page 4

Portfolio Commentary

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Annual Report

November 30, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisors

Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) are the sub-advisors of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (“MFD” or the “Fund”). Both MCIM and Four Corners operate within Macquarie Asset Management (“MAM”) and are wholly-owned, indirect subsidiaries of Macquarie Group Limited (“Macquarie”).

The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.9 billion of assets as of November 30, 2017, in MAM’s Infrastructure Securities portfolios, which include the Fund.

The Fund’s Senior Loan Component, which consists of infrastructure senior loans, is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners manages over $860 million of assets as of November 30, 2017, with an emphasis on Senior Loans.

Portfolio Management Team

Anthony Felton, CFA

Co-Portfolio Manager, MFD Core Component

Portfolio Manager, Macquarie Capital Investment Management LLC

Jonathon Ong, CFA

Co-Portfolio Manager, MFD Core Component

Portfolio Manager, Macquarie Capital Investment Management LLC

Adam H. Brown, CFA

Portfolio Manager, Bank Loan Component

Portfolio Manager, Four Corners Capital Management, LLC

Commentary

Investment Objective

The Fund’s investment objective is to seek to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies involved in the management, ownership and/or operation of infrastructure and utilities and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective.

There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The 12-month period ended November 30, 2017 was marked by significant moves by central banks, particularly the U.S. Federal Reserve (the “Fed”) which, as generally expected, raised its benchmark rate several times – the first time since December 2015. The first rate increase came in December 2016 and was followed by two additional hikes by November 30, 2017. The moves were well telegraphed to the market and generally taken positively. As the period ended, there was speculation as to who would be named the next Fed chair. Given the support central banks have provided to markets in recent years, we believe this is a critical decision for markets.

Oil prices were volatile over the period, breaking back down through $50 a barrel several times, as U.S. supply continued to grow and the Organization of Petroleum Exporting Countries’ (“OPEC”) production cuts looked less rigidly applied than hoped. The price moves were moderate, compared to the sell-off witnessed through 2015 and early 2016. In contrast, credit weakness was localized in the high-yield energy sector. We believe this is a result of improved cost structures, healthier balance sheets and the weakest players

Portfolio Commentary (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Annual Report

November 30, 2017 (Unaudited)

having already defaulted or restructured. There is also evidence that this period of oil price weakness is driven more by supply versus 2015, where weak global growth played a role in hitting demand, in our opinion.

In 2017, we believe there was greater attention in the U.S on the divergence between soft data (sentiment and survey-driven data points, which enjoyed a significant bounce post the U.S. presidential election) and hard data (actual activity indicators, which have lagged). Data points on employment, wage growth and inflation were relatively disappointing, indicating the momentum in hard data is not yet accelerating to match the outlook surveys, in our opinion.

Political developments, particularly in the U.S., impacted markets during the period. Donald Trump was sworn in as the new U.S. President in January 2017 and promptly began pushing against long held U.S. policies, including bans on immigration, and issued several orders on regulations for energy pipelines. In May 2017, markets reacted negatively to the news that President Trump fired FBI Director James Comey. There was a negative reaction by investors after the resignation of several chief executives from White House advisory panels after Trump’s controversial comments on civil unrest in Charlottesville, Virginia. Markets fell on both occasions, but the dips were short-lived. By the end of the fiscal year, investors again latched onto optimism for a renewed reform agenda in the U.S. and the potential for heightened economic growth. The catalyst was the release of Trump’s tax proposal, which proposed cuts to corporate tax rates, a simplification of personal tax, and repatriation of offshore profits.

Geopolitical events were of note during the period. In the beginning of 2017, there was fear that a populist wave of candidates would win several European elections, notably the French presidential election. The elections delivered a more benign result than had been feared, with centrist Emmanuel Macron defeating the populist candidate, Marine Le Pen. The result was a rare win (in recent times, at least) for a centrist candidate, and was well received in European markets. Tensions between North Korea and the world continued to grow through 2017 as a result of North Korean missile tests fired over Japan. There does not appear to be any simple solution to the tension on the Korean peninsula, though market reactions have remained muted as investors view the most negative outcomes as far too costly, and therefore unlikely, in our opinion.

Performance Analysis – Core Component

As shown in the performance table, the Fund’s net asset value (“NAV”) total return1 for the period was 15.39%, trailing the 25.34% return of the S&P 500® Utilities Total Return Index (the “Index”), amid a challenging market for Utilities and Pipeline stocks. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies, and senior secured loans, we believe that this Index offers some frame of reference.

The major positive contributors were:

• The strong performance in the Toll Roads sector; and

• Strength in the Airports sector.

There were no notable negative contributors viewing the Fund by sector. From a country perspective, the primary negative contributor was the United States.

Let’s look at these reasons in further detail.

Toll Roads

The Toll Road sector was up during the period with the Spanish toll road owner and operator, Abertis, being the strongest performer of the Fund’s holdings in the sector. Abertis performed strongly during the period as a proposed transaction merging Atlantia SpA, an Italian infrastructure company, and Abertis was reported in the media. Press speculation was quickly confirmed by both companies indicating that high level talks had occurred discussing a potential transaction merging the two companies and a bid was announced in May 2017. Although Abertis reported somewhat weak third quarter earnings, the company’s stock price improved as rumors of a counterbid from Spanish construction firm ACS Group were announced in October.

Airports

The Airports sector was a positive contributor to performance during the period. The main driver of performance was ENAV, the Italian air traffic controller. ENAV performed strongly after reporting third quarter results, which included en-route traffic figures and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) that were better than expected despite the ongoing

[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Annual Report

November 30, 2017 (Unaudited)

bankruptcy proceedings of one of its larger customers. Sydney Airport reported earnings in August 2017 that were strong and largely in line with expectations. With management reporting lower debt costs and providing improved dividend per share guidance, investors reacted positively.

United States

While there were no notable negative contributors on a sector basis, two holdings in the United States detracted from the Fund’s performance. The two notable names were Buckeye Partners (“Buckeye”) and Enbridge Energy Partners. Buckeye suffered from headwinds in the global marine storage markets due to backwardation in the oil forward price leading to shorter duration contracts, lower rates and increased excess capacity. A subsidiary of Buckeye closed on its acquisition of its affiliate MLP, VTTI LP in September 2017. Buckeye issued equity to fund the transaction, a result of which is near term earnings dilution. In addition, Buckeye experienced some minor flooding at its operations in Corpus Christi, Texas and was required to shut a number of its facilities in the Caribbean as multiple hurricanes rolled through the region. Importantly, none of their assets sustained any significant damage. Enbridge Energy Partners fell sharply after reporting earnings at the beginning of 2017. The company provided 2017 guidance well below market expectations.

Portfolio Composition

As of November 30, 2017, the Fund’s Core Component was well-diversified across 29 positions in global infrastructure stocks, representing 13 countries and 7 sectors. During the period, the main increases in the Fund’s weightings were Pipelines and Toll Roads while the largest declines in sector weightings were with the Airports and Electricity Transmission sectors. Sector changes were driven principally by bottom-up stock selection.

Performance Analysis – Senior Loan Component

The Senior Loan Component of the Fund invests in infrastructure businesses, and, therefore, the loans tend to have significant asset collateral and loan ratings generally higher than the S&P LSTA Leveraged Loan Index (the “LSTA Index”). The average rating in the Senior Loan Component is BB versus the average LSTA Index loan rating between B+ and BB-.

The LSTA Index posted a 4.9% return for the 12 months ended November 30, 2017. Lower rated loans outperformed, with CCC-rated loans gaining 14.3%, single B-rated loans gaining 5.0% and BB-rated loans returning 3.9%. The Senior Loan Component returned 3.6% during the period, which underperformed the BB-rated component of the LSTA Index by 30 basis points (“bps”).

Underperformance was driven by the Fund’s positioning in the wireline sector, where exposure to Windstream Holdings, CenturyLink and Uniti Group, Inc. term loans negatively impacted performance. Each of those loans traded down with equities and high-yield bonds amid weakening operating trends across the sector. While we are comfortable with positioning within the senior secured part of each company’s capital structure, we have reduced our weightings within the wireline sector.

Loan market technicals remained strong during the period, with retail inflows totalling $24 billion. There was also $114 billion of collateralized loan obligations (“CLOs”) new issuance, which further contributed to the LSTA Index spread tightening by 85 bps during the period. As of November 30, 2017, the average yield for the LSTA Index stood at 4.8%, with BB-rated loans yielding 4.1%. This compares to the average yield for the Senior Loan Component of 4.3% at the end of November 2017.

We believe fundamentals continue to be generally positive for LSTA Index issuers. Among LSTA Index issuers that file publicly, third quarter 2017 EBITDA grew approximately 6% year-over-year versus 5% EBITDA growth in the second quarter of 2017. The LSTA Index default rate was 2.0% for the 12-months ended November 2017, which is well inside the historical average of 3.2%.

While we believe bank loans are a good relative value investment given generally conservative balance sheet management by the issuers in the loan market and historically low default risk, spreads could widen because of broader capital markets risk aversion impacting the bank loan and fixed income markets.

Performance Relative to the Index

The S&P 500® Utilities Total Return Index is a broad barometer of the performance of utility stocks (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

Leverage

One of the factors impacting the return of the Fund relative to its benchmark was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total

Portfolio Commentary (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Annual Report

November 30, 2017 (Unaudited)

return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over the period.

Distributions

During the 12-month period ended November 30, 2017, the Fund announced four regularly scheduled quarterly distributions totaling $1.20 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital (which generally are expected to represent unrealized capital appreciation ) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

Market and Fund Outlook

The overall pace of global growth remains robust, which is positive for fundamentals, in our opinion. We continue to note that much of the improvements appear to be already factored into market pricing, which gives less room for error – though the recent progress on tax reform has been much faster than expected. A new Fed chair is expected to be announced, and will likely follow a “business as usual” approach, with a focus on deregulation. Markets have performed well over the last several months, with bouts of volatility so far being short lived and quickly bought, as evidenced in November 2017. We believe that is reflective of the near-term outlook, where solid growth, decent corporate results and global demand for yield will continue to remain well supported. In this environment, we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments

November 30, 2017

Shares/ Units	Description	Value
COMMON STOCKS (a) – 77.9%
	Australia – 7.5%
380,287	APA Group (b) (c)	$2,696,354
761,124	Sydney Airport (b) (c)	4,280,885
170,172	Transurban Group (b) (c)	1,619,235

		8,596,474

	Canada – 17.7%
182,025	Enbridge, Inc. (c)	6,863,943
69,700	Inter Pipeline, Ltd. (c)	1,464,070
90,071	Northland Power, Inc. (c)	1,660,186
149,013	Pembina Pipeline Corp. (c)	5,189,439
102,762	TransCanada Corp. (c)	4,928,817

		20,106,455

	Cayman Islands – 4.1%
7,839,500	Hopewell Highway Infrastructure, Ltd. (b) (c)	4,686,106

	France – 1.5%
124,757	Getlink SE (c)	1,658,655

	Germany – 2.7%
65,314	Innogy SE (b) (c) (d)	3,021,447

	Hong Kong – 2.1%
927,006	China Merchants Port Holdings Co., Ltd. (b) (c)	2,404,223

	Italy – 10.1%
1,133,078	Enav S.p.A. (b) (c) (d)	6,051,542
875,997	Terna Rete Elettrica Nazionale S.p.A (b) (c)	5,413,531

		11,465,073

	Mexico – 1.6%
340,000	Infraestructura Energetica Nova S.A.B. de C.V. (c)	1,858,992

	Netherlands – 3.6%
97,123	Koninklijke Vopak N.V. (b) (c)	4,098,191

	Singapore – 2.6%
7,055,200	Hutchison Port Holdings Trust (b) (c)	3,006,637

	Spain – 1.6%
226,531	Iberdrola S.A. (b) (c)	1,799,434

	United Kingdom – 9.8%
664,085	National Grid PLC (b) (c)	7,951,904
298,662	Pennon Group PLC (b) (c)	3,210,187

		11,162,091

	United States – 13.0%
184,400	Kinder Morgan, Inc. (c)	3,177,212
57,000	PG&E Corp	3,091,680
42,000	Sempra Energy (c)	5,081,580
30,900	Southwest Gas Holdings, Inc. (c)	2,655,546
26,800	Williams (The) Cos., Inc. (c)	778,540

		14,784,558

	Total Common Stocks	88,648,336

	(Cost $82,159,411)

See Notes to Financial Statements	Page 9

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments (Continued)

November 30, 2017

Shares/ Units	Description			Value
MASTER LIMITED PARTNERSHIPS (a) – 16.4%
	United States – 16.4%
115,800	Buckeye Partners, L.P. (c)			$5,318,694
168,700	Enbridge Energy Partners, L.P. (c)			2,466,394
294,154	Enterprise Products Partners, L.P. (c)			7,245,013
54,900	Magellan Midstream Partners, L.P. (c)			3,678,300

	Total Master Limited Partnerships			18,708,401

	(Cost $19,201,987)

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 36.5%
	Cayman Islands – 1.9%
$2,150,000	Sable International Finance Ltd., Term B-3 Loan, 3 Mo. LIBOR + 3.50%, 0.00% Floor	4.85%	01/31/25	2,152,021

	France – 1.9%
995,000	Numericable US LLC, Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.13%	07/18/25	968,881
1,190,750	Numericable US LLC, Term Loan B-12, 3 Mo. LIBOR + 3.00%, 0.00% Floor	4.35%	01/31/26	1,160,981

				2,129,862

	United States – 32.7%
1,463,750	Advanced Disposal Services, Inc., Initial Term Loan, 3 Mo. LIBOR + 2.25%, 0.75% Floor	3.46%	11/10/23	1,464,511
2,177,671	Altice US Finance I Corp., March 2017 Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.60%	07/14/25	2,160,424
498,750	BCP Raptor LLC, Initial Term Loan, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.73%	06/08/24	502,181
1,969,773	Calpine Corp., Term Loan (05/15), 3 Mo. LIBOR + 2.75%, 0.75% Floor	4.09%	01/15/24	1,971,014
497,500	Calpine Corp., Term Loan (02/17), 3 Mo. LIBOR + 1.75%, 0.00% Floor	3.10%	12/31/19	497,500
533,000	CenturyLink, Inc., Initial Term B Loan, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.10%	01/31/25	510,017
772,111	Charter Communications Operating LLC, Term H-I Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.35%	01/15/22	774,528
1,970,000	Charter Communications Operating LLC, Term I-1 Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.60%	01/15/24	1,978,372
1,716,375	CSC Holdings, LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.51%	07/17/25	1,705,648
992,500	Dayton Power & Light (The) Co., Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	08/24/22	994,366
1,270,601	Dynegy Inc., Tranche C-1 Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	02/07/24	1,277,538
400,000	Energy Transfer Equity L.P., Refinanced Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.28%	02/02/24	398,076
1,124,000	Green Energy Partners/Stonewell LLC, Tranche B-1 Term Loan, 3 Mo. LIBOR + 5.50%, 1.00% Floor (g)	6.83%	11/13/21	1,084,660
1,485,038	HCA Inc., Tranche B-9 Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.35%	03/18/23	1,489,493
2,880,000	Level 3 Financing, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.70%	02/22/24	2,876,400
500,000	MCC Iowa LLC, Term Loan M, 3 Mo. LIBOR + 2.00%, 0.75% Floor	3.21%	01/15/25	500,875

Page 10	See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments (Continued)

November 30, 2017

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

	United States (Continued)
$1,185,000	NRG Energy, Inc., Term B-1 Conversion Advances, 3 Mo. LIBOR + 2.25%, 0.75% Floor	3.58%	06/30/23	$1,185,723
2,985,000	Sprint Communications, Inc., Initial Term Loan, 3 Mo. LIBOR + 2.50%, 0.75% Floor	3.75%	02/02/24	2,984,254
1,291,500	Summit Midstream Partners Holdings LLC, Term Loan, 3 Mo. LIBOR + 6.00%, 1.00% Floor	7.35%	05/13/22	1,311,944
2,250,000	Telenet Financing USD LLC, Term Loan AI Facility, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.00%	06/30/25	2,251,260
500,000	TerraForm Power Operating LLC, Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.15%	11/08/22	504,375
500,000	Traverse Midstream Partners LLC , Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor	5.33%	09/27/24	504,625
1,862,301	Uniti Group Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%	10/24/22	1,791,310
1,000,000	Unitymedia Finance LLC, Senior Facility Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.50%	09/30/25	999,580
2,000,000	UPC Financing Partnership, Term Loan AR, 3 Mo. LIBOR + 2.50%, 0.00% Floor	3.75%	01/15/26	2,001,260
3,053,847	WideOpenWest Finance LLC, Refinancing Term B Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.53%	08/19/23	3,023,950
554,385	Windstream Services LLC, New Tranche B-6 Term Loan, 3 Mo. LIBOR + 4.00%, 0.75% Floor	5.27%	03/30/21	521,122

				37,265,006

	Total Senior Floating-Rate Loan Interests			41,546,889

	(Cost $41,705,152)
	Total Investments – 130.8%			148,903,626
	(Cost $143,066,550) (h)
	Outstanding Loan – (37.3)%			(42,500,000)
	Net Other Assets and Liabilities – 6.5%			7,468,602

	Net Assets – 100.0%			$113,872,228

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At November 30, 2017, securities noted as such are valued at $50,239,676 or 44.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	All or a portion of this security serves as collateral on the outstanding loan.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(f)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A-Portfolio Valuation in the Notes to Financial Statements).

See Notes to Financial Statements	Page 11

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments (Continued)

November 30, 2017

(h)	Aggregate cost for federal income tax purposes was $144,265,417. As of November 30, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $15,128,904 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,490,695. The net unrealized appreciation was $4,638,209.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of November 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 11/30/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks:
Canada	$20,106,455	$20,106,455	$—	$—
France	1,658,655	1,658,655	—	—
Mexico	1,858,992	1,858,992	—	—
United States	14,784,558	14,784,558	—	—
Other country categories*	50,239,676	—	50,239,676	—

Total Common Stocks	88,648,336	38,408,660	50,239,676	—
Master Limited Partnerships*	18,708,401	18,708,401	—	—
Senior Floating-Rate Loan Interests:
United States	37,265,006	—	36,180,346	1,084,660
Other country categories*	4,281,883	—	4,281,883	—

Total Senior Floating-Rate Loan Interests	41,546,889	—	40,462,229	1,084,660

Total Investments	$148,903,626	$57,117,061	$90,701,905	$1,084,660

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of November 30, 2017, the Fund transferred common stocks valued at $32,964,647 from Level 1 to Level 2 of the fair value hierachy. The common stocks that transfeered from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing serive due to the change in value between the foreign markets’ close and New York Stock Exchange close on November 30, 2017, exceeding a certain threshold. Previously, these investments were valued based on quoted prices.

Level 3 Senior Floating-Rate Loan Interests are valued by the Advisor’s Pricing Committee. Level 3 Senior Floating-Rate Loan Interests are valued based on third-party pricing service prices obtained from dealer runs and indicative sheets from brokers. These values are based on unobservable and non-quantitative inputs. The Fund’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

Page 12	See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments (Continued)

November 30, 2017

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at November 30, 2016
Senior Floating-Rate Loan Interests	$1,101,520
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	(16,860)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at November 30, 2017
Senior Floating-Rate Loan Interests	1,084,660

Total Level 3 holdings	$1,084,660

There was a net change of $(16,860) in unrealized appreciation (depreciation) from Level 3 investments held as of November 30, 2017.

See Notes to Financial Statements	Page 13

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Statement of Assets and Liabilities

November 30, 2017

ASSETS:
Investments, at value
(Cost $143,066,550)	$148,903,626
Cash	8,963,328
Receivables:
Dividend reclaims	606,745
Dividends	507,822
Investment securities sold	473,214
Interest	78,006
Prepaid expenses	3,528

Total Assets	159,536,269

LIABILITIES:
Outstanding loan	42,500,000
Payables:
Distributions	2,561,180
Investment advisory fees (includes Sub-Advisory fees of $238,102)	396,836
Interest and fees on loan	92,939
Audit and tax fees	55,378
Printing fees	22,525
Custodian fees	13,703
Administrative fees	10,782
Transfer agent fees	5,757
Trustees’ fees and expenses	2,730
Legal fees	1,297
Financial reporting fees	771
Other liabilities	143

Total Liabilities	45,664,041

NET ASSETS	$113,872,228

NET ASSETS consist of:
Paid-in capital	$142,232,944
Par value	85,373
Accumulated net investment income (loss)	375,973
Accumulated net realized gain (loss) on investments and foreign currency transactions	(34,675,881)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	5,853,819

NET ASSETS	$113,872,228

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.34

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,537,266

Page 14	See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Statement of Operations

For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $995,938)	$11,231,906
Interest	1,745,073
Other	58,420

Total investment income	13,035,399

EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $949,554)	1,582,590
Interest and fees on loan	1,026,229
Administrative fees	104,868
Custodian fees	76,580
Audit and tax fees	66,766
Printing fees	60,181
Transfer agent fees	32,827
Trustees’ fees and expenses	16,588
Financial reporting fees	9,250
Legal fees	5,953
Other	33,942

Total expenses	3,015,774

NET INVESTMENT INCOME (LOSS)	10,019,625

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,843,908)
Foreign currency transactions	(548,043)

Net realized gain (loss)	(5,391,951)

Net change in unrealized appreciation (depreciation) on:
Investments	11,145,720
Foreign currency translation	139,170

Net change in unrealized appreciation (depreciation)	11,284,890

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,892,939

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,912,564

See Notes to Financial Statements	Page 15

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Statements of Changes in Net Assets

	Year Ended 11/30/2017	Year Ended 11/30/2016
OPERATIONS:
Net investment income (loss)	$10,019,625	$9,619,875
Net realized gain (loss)	(5,391,951)	(9,991,994)
Net change in unrealized appreciation (depreciation)	11,284,890	3,499,790

Net increase (decrease) in net assets resulting from operations	15,912,564	3,127,671

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(9,628,106)	(8,687,600)
Return of capital	(616,613)	(1,564,096)

Total distributions to shareholders	(10,244,719)	(10,251,696)

CAPITAL TRANSACTIONS:
Repurchase of Common Shares (a)	(64,302)	—

Net increase (decrease) in net assets resulting from capital transactions	(64,302)	—

Total increase (decrease) in net assets	5,603,543	(7,124,025)

NET ASSETS:
Beginning of period	108,268,685	115,392,710

End of period	$113,872,228	$108,268,685

Accumulated net investment income (loss) at end of period	$375,973	$442,620

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	8,543,080	8,543,080
Common Shares repurchased (a)	(5,814)	—

Common Shares at end of period	8,537,266	8,543,080

(a)	On September 15, 2016, the Fund commenced a share repurchase program. The program expired on September 15, 2017. For the period ended September 15, 2017 and the year ended November 30, 2016, the Fund repurchased 5,814 and 0, respectively, of its shares at a weighted-average discount of 13.54% and 0.00%, respectively, from net asset value per share.

Page 16	See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Statement of Cash Flows

For the Year Ended November 30, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$15,912,564
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(268,813,101)
Sales, maturities and paydowns of investments	267,396,949
Return of capital received from investment in MLPs	1,318,288
Net amortization/accretion of premiums/discounts on investments	(6,564)
Net realized gain/loss on investments	4,843,908
Net change in unrealized appreciation/depreciation on investments	(11,145,720)
Changes in assets and liabilities:
Decrease in interest receivable	106,154
Decrease in dividend reclaims receivable	358,149
Decrease in dividends receivable	309,390
Increase in prepaid expenses	(1,049)
Decrease in due to custodian foreign currency	(76,837)
Increase in interest and fees payable on loan	28,458
Decrease in investment advisory fees payable	(5,295)
Decrease in audit and tax fees payable	(12)
Decrease in legal fees payable	(125)
Increase in printing fees payable	2,264
Increase in administrative fees payable	19
Decrease in custodian fees payable	(29,398)
Increase in transfer agent fees payable	159
Decrease in Trustees’ fees and expenses payable	(160)
Decrease in other liabilities payable	(2,038)

Cash provided by operating activities		$10,196,003

Cash flows from financing activities:
Repurchase of Common Shares	(64,302)
Distributions to Common Shareholders from net investment income	(9,629,850)
Distributions to Common Shareholders from return of capital	(616,613)

Cash used in financing activities		(10,310,765)

Decrease in cash (a)		(114,762)
Cash at beginning of period		9,078,090

Cash at end of period		$8,963,328

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$997,771

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $139,170.

See Notes to Financial Statements	Page 17

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Financial Highlights

For a Common Share outstanding throughout each period

	Year Ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.67	$13.51	$17.66	$16.65	$15.91

Income from investment operations:
Net investment income (loss)	1.18	1.13	1.44	1.23	1.29
Net realized and unrealized gain (loss)	0.69	(0.77)	(4.19)	1.18	0.85

Total from investment operations	1.87	0.36	(2.75)	2.41	2.14

Distributions paid to shareholders from:
Net investment income	(1.13)	(1.02)	(1.34)	(1.40)	(1.40)
Return of capital	(0.07)	(0.18)	(0.06)	—	—

Total distributions paid to Common Shareholders	(1.20)	(1.20)	(1.40)	(1.40)	(1.40)

Common Share repurchases	0.00 (a)	—	—	—	—

Net asset value, end of period	$13.34	$12.67	$13.51	$17.66	$16.65

Market value, end of period	$12.84	$11.08	$12.27	$16.97	$16.02

Total return based on net asset value (b)	15.39%	3.73%	(15.79)%	14.81%	14.41%
Total return based on market value (b)	27.00%	(0.12)%	(20.41)%	14.73%	17.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$113,872	$108,269	$115,393	$150,671	$142,058
Ratio of total expenses to average net assets	2.61%	2.32%	2.04%	1.95%	2.08%
Ratio of total expenses to average net assets excluding interest expense	1.72%	1.73%	1.69%	1.65%	1.70%
Ratio of net investment income (loss) to average net assets	8.66%	8.37%	9.00%	6.81%	7.78%
Portfolio turnover rate	181%	199%	223%	158%	177%

Indebtedness:
Total loan outstanding (in 000’s)	$42,500	$42,500	$45,000	$57,500	$47,500
Asset coverage per $1,000 of indebtedness (c)	$3,679	$3,547	$3,564	$3,620	$3,991

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

Page 18	See Notes to Financial Statements

Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

1. Organization

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol MFD on the New York Stock Exchange (“NYSE”).

The Fund’s investment objective is to seek to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies involved in the management, ownership and/or operation of infrastructure and utilities and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Fixed-income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and

Notes to Financial Statements (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1) the type of security;

2) the size of the holding;

3) the initial cost of the security;

4) transactions in comparable securities;

5) price quotes from dealers and/or third-party pricing services;

6) relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8) an analysis of the issuer’s financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1) the value of similar foreign securities traded on other foreign markets;

2) ADR trading of similar securities;

3) closed-end fund trading of similar securities;

4) foreign currency exchange activity;

5) the trading prices of financial products that are tied to baskets of foreign securities;

6) factors relating to the event that precipitated the pricing problem;

7) whether the event is likely to recur; and

8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the sub-advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

○	Quoted prices for similar investments in active markets.
○	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
○	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
○	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2017, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the year ended November 30, 2017, distributions of $1,318,288 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

C. Unfunded Loan Commitments

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded delayed draw loan commitments as of November 30, 2017.

D. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

E. Dividends and Distributions to Shareholders

Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2017, primarily as a result of capital losses expiring in the current year and distributions in excess of current year taxable income, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $458,166, an increase in accumulated net realized gain (loss) on investments of $17,799,539 and a decrease to paid-in capital of $17,341,373. Net assets were not affected by this reclassification.

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2017 and 2016 was as follows:

Distributions paid from:	2017	2016
Ordinary income	$9,629,850	$9,114,754
Capital gain	—	—
Return of capital	616,613	1,564,096

As of November 30, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(30,539,861)
Net unrealized appreciation (depreciation)	4,654,952

Total accumulated earnings (losses)	(25,884,909)
Other	(2,561,180)
Paid-in capital	142,318,317

Total net assets	$113,872,228

Notes to Financial Statements (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

F. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

Post Enactment- No Expiration	Total Capital Loss Available
$30,310,416	$30,310,416

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

At the taxable year ended November 30, 2017, the Fund had $17,887,074 of pre-enactment capital loss carryforwards that expired.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2017, the Fund elected to defer net ordinary losses of $229,445.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of November 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

G. Expenses

The Fund will pay all expenses directly related to its operations.

H. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable rate instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

I. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

Notes to Financial Statements (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) serve as the Fund’s sub-advisors and manage the Fund’s portfolio subject to First Trust’s supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to MCIM. If the Fund’s Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

For the year ended November 30, 2017, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $49,785.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended November 30, 2017, were $265,820,601 and $264,602,961, respectively.

5. Borrowings

The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage Inc. (“BNP”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. Prior to November 1, 2017 and December 7, 2016, the BNP Paribas Facility interest rate was equal to 1-month LIBOR plus 100 basis points and 1-month LIBOR plus 70 basis points, respectively. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.

Notes to Financial Statements (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017

For the year ended November 30, 2017, the daily average amount outstanding under the BNP Paribas Facility was $42,500,000. As of November 30, 2017, the Fund had outstanding borrowings of $42,500,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the year ended November 30, 2017, were 2.24% and 1.33%, respectively, and the weighted average interest rate was 2.03.%. The interest rate at November 30, 2017, was 2.20%.

6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Industry Concentration Risk

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), including the portfolio of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the Fund’s custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

January 24, 2018

Additional Information

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at https://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at https://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at

Additional Information (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

https://www.ftportfolios.com; (3) on the SEC’s website at https://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2017, 3.03% qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 44.05% of the ordinary income distributions for the year ended November 30, 2017.

NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 6,931,838, the number of votes against was 429,998 and the number of broker non-votes was 1,175,430. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Credit Risk: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

Currency Risk: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

Equity Securities Risk: Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

High-Yield Securities Risk: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be “high-yield” securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because highyield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer’s creditworthiness may result in the bankruptcy of an issuer or the default by an

Additional Information (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

Industry Concentration Risk: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Interest Rate Risk: The Fund’s portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares’ return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

Liquidity Risk: The Fund may invest up to 25% of the Core Component in unlisted, restricted and illiquid securities and instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Furthermore, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund’s ability to purchase or sell such securities at a fair price may be impaired or delayed.

In addition, although the resale, or secondary market for Senior Loans in which the Fund invests is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

MLP Risk: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Additional Information (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

Non-Diversification Risk: As a non-diversified investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities and instruments of a single issuer, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Non-U.S. Risk: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

Portfolio Turnover Risk: The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Qualified Dividend Income Tax Risk: There can be no assurance as to what portion of the distributions paid to the Fund’s Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Restricted Securities Risk: The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Senior Loan Risk: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”), the Investment Sub-Advisory Agreement (the “Macquarie Sub-Advisory Agreement”) among the Fund, the Advisor and Macquarie Capital Investment Management LLC (“Macquarie”) and the Investment Sub-Advisory Agreement (the “Four Corners Sub-Advisory Agreement” and together with the Macquarie Sub-Advisory Agreement, the “Sub-Advisory Agreements”) among the Fund, the Advisor and Four Corners Capital Management, LLC (“Four

Additional Information (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

Corners”), for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. Macquarie and Four Corners are each referred to herein as a “Sub-Advisor” and collectively as the “Sub-Advisors.” Each Sub-Advisor is a wholly-owned, indirect subsidiary of Macquarie Group Limited (“Macquarie Group”). The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the “Agreements.” The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisors to the Fund (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fee rates payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisors; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall out benefits to the Advisor and the Sub-Advisors; and information on the Advisor’s and the Sub-Advisors’ compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisors’ day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisors’ and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by each Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the portion of Fund’s investments allocated to it. In considering each Sub-Advisor’s management of the Fund, the Board noted the background and experience of each Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that each Sub-Advisor is paid a sub-advisory fee directly by the Fund calculated at an annual rate for the portion of the Fund’s assets allocated to the Sub-Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisors to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different

Additional Information (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

amounts and types of leverage with different costs associated with them or may use no leverage; (iii) some of the peer funds have limited foreign allocations; (iv) fewer than half of the peer funds employ an advisor/sub-advisor management structure and none of those peer funds employs an unaffiliated sub-advisor; (v) most of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (vi) some peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the total advisory fee rate payable by the Fund (advisory fee and sub-advisory fees combined), based on average managed assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisors for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period and underperformed the MPI Peer Group average for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed the blended benchmark index in the one- and five-year periods but underperformed the blended benchmark index in the three-year period ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2016 and the Fund’s average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund’s closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Macquarie Sub-Advisory Agreement, the Board considered that Macquarie’s costs are generally fixed, but may vary as the Fund seeks to enter new markets or investments. The Board considered Macquarie’s statement that no economies of scale were realized in 2016 in providing services to the Fund that would impact the fees charged for managing the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm’s length with Macquarie, an unaffiliated third party. The Board also considered information provided by Macquarie as to its profitability with respect to the Fund. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, Macquarie’s profitability level for the Fund was not unreasonable. The Board considered the fall out benefits that may be realized by Macquarie and its affiliates from its relationship with the Fund, including soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to Macquarie were not unreasonable.

With respect to the Four Corners Sub-Advisory Agreement, the Board considered that Four Corners’ expenses incurred in connection with providing services to the Fund are both fixed and variable. The Board did not review the profitability of Four Corners with respect to the Fund as it did not provide separate financial statements from those of Macquarie Group. The Board considered that the sub-advisory fee rate was negotiated at arm’s length with Four Corners, an unaffiliated third party. The Board considered the fall out benefits that may be realized by Four Corners and its affiliates from its relationship with the Fund, including that serving as a Sub-Adviser to the Fund may add to the Four Corners’ prestige and visibility in the investment community and consequently may

Additional Information (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

make it more attractive to potential clients. The Board noted that Four Corners does not maintain any soft dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to Four Corners were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

Name, Address, Date of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)

INTERESTED TRUSTEE

James A. Bowen(2), Trustee and Chairman of the Board 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years

OFFICERS(3)

James M. Dykas 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to Present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B: 02/70	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

November 30, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to https://www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISORS

Macquarie Capital Investment Management LLC

125 West 55th Street

New York, NY 10019

Four Corners Capital Management, LLC

2005 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

ADMINISTRATOR,

FUND ACCOUNTANT, AND

CUSTODIAN

The Bank of New York Mellon

101 Barclay Street, 20th Floor

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1) See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,000 for the fiscal year ended November 30, 2016 and $49,000 for the fiscal year ended November 30, 2017.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $91.91 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2016 and $5,200 for the fiscal year ended November 30, 2017.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2016 were $5,200 for the registrant and $13,000 for the registrant’s investment adviser, and for the fiscal year ended November 30, 2017 were $5,200 for the registrant and $44,000 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included below.

First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

Proxy Voting Guidelines

First Trust Advisors L.P. (“First Trust”) serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). Macquarie Capital Investment Management LLC (“MCIM”) serves as sub-adviser for the portion of the Fund’s investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the “Core Component”). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund’s investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the “Senior Loan Component”). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

1. It is First Trust’s policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

2. First Trust shall be responsible for the oversight of the Fund’s proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3. First Trust has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. If there is a conflict of interest between Fund shareholders and First Trust, the Fund’s principal underwriter, or MCIM, if applicable, First Trust will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

5. If First Trust manages the assets or pension fund of a company and any of First Trust’s clients hold any securities in that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.

6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund’s request.

7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2017

Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) serve as the registrant’s sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Anthony Felton and Jonathon Ong are the co- portfolio managers responsible for the day-to-day management of the Core Component of the registrant.

Name	Title	Length of Service	Business Experience Past 5 Years
Anthony Felton	Fund Co-Portfolio Manager as of June 29, 2012	18 years

Mr. Felton joined Macquarie Group in February 2004 and the MFG Infrastructure Securities team in June 2004. He was responsible for the analysis of European stocks before becoming a Portfolio Manager. Mr. Felton has significant experience in the analysis of both regulated infrastructure companies, such as water and electricity/gas transmission/distribution and utilities as well as user demand infrastructure companies such as airports, toll roads and seaports. Prior to joining Macquarie, Mr. Felton had broad based financial market experience with Westpac Banking Corporation in Sydney, and West LB and JP Morgan in London between 1999 and 2003. Mr. Felton holds a Bachelor of Commerce - University of NSW, and is a CFA charter holder.

Jonathon Ong	Fund Co-Portfolio Manager as of November 9, 2012.	24 years

Mr. Ong joined the MFG Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has 17 years of investment experience including 11 years as a Portfolio Manager. Prior to joining Macquarie, Mr. Ong held analyst and PM roles at Credit Suisse Asset Management (CSAM), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University. Mr. Ong is a CFA charter holder.

* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie

Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIML").

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2017

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Anthony Felton	Registered Investment Companies:	0	0	0	$0
	Other Pooled Investment Vehicles:	2	$423.5M	0	$0
	Other Accounts:	0	0	0	$0
Jonathon Ong	Registered Investment Companies:	1	$510.2M	0	$0
	Other Pooled Investment Vehicles:	2	$404.5M	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and a periodic, but at least quarterly, review by the Chief Compliance Officer of MCIM (or designee) is required.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2017

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term equity based incentives. Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives.  Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

Compensation consists of a base salary amount plus discretionary profit share. The base salary is fixed a year in advance, while the discretionary profit share varies according to the performance of the individual, the division and Macquarie Group. Discretionary profit share is allocated annually. Compensation is not directly based on the pre- or post-tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

If the Portfolio Manager’s or the Management Team’s bonus is over a certain amount, a portion of the bonus may be deferred and may be paid out in the future in up to four equal installments.

(a)(4)	Disclosure of Securities Ownership

The information below is as of November 30, 2017

Name	Dollar ($) Range of Fund Shares Beneficially Owned
Anthony Felton	$0
Jonathan Ong	$0

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2017

Adam H. Brown

Portfolio Manager, Bank Loans

Vice President, Portfolio Manager, Four Corners Capital Management, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for over ten years and more recently has had a dual role with Four Corners'

affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2017.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Adam H. Brown	Registered Investment Companies:	13	$17.4B	0	$ 0
	Other Pooled Investment Vehicles:	1	$295.4M	0	$0
	Other Accounts:	3	$849.9M	0	$0

Potential Conflicts of Interests

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Four Corners has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest.

While Macquarie Investment Management's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3)	Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of November 30, 2017.

Each named portfolio manager receives a fixed base salary and is also eligible to receive an annual cash bonus which is fully discretionary and based on quantitative and qualitative factors. Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes. Portfolio managers may also participate in benefit plans and programs available generally to all employees. Portfolio manager and management team compensation is determined without regard to the performance of any individual account (or Fund) performance.

Base Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Each portfolio manager is also eligible to receive an annual cash bonus, which is fully discretionary and based on quantitative and qualitative factors. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.

For the non-guaranteed bonus, the portfolio manager is eligible to receive annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers may be awarded incentive units awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan.  The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

(a)(4)	Disclosure of Securities Ownership

Information provided as of November 30, 2017

Name	Dollar Range of Fund Shares Beneficially Owned
Adam H. Brown	$ 0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 24, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 24, 2018

* Print the name and title of each signing officer under his or her signature.